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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


  Date of Report   (Date of earliest event reported)         October 29, 1997


                   Commission file number 33-84629C


                                CARE FIRST, INC.
             (Exact name of registrant as specified in its charter)


             Minnesota                                                 41-0877001
---------------------------------------------          -----------------------------------
(State or other jurisdiction of incorporation          (I.R.S. Employer Identification No.)
         or organization)

       3720 23rd Ave So
        Minneapolis, MN                                               55407
----------------------------------------                ------------------------
   (Address of principal executive offices)                        (Zip Code)

                                 (612) 724-5495
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Care First, Inc.  (the "Company") has been notified that Larson, Allen,
Weishair & Company, LLP, resigned as its certified public accountants responsible for auditing the Company's financial statements, and appointed as its certified public accountants Lund Koehler Cox and Company, PLLP, effective immediately. This action was taken by the Board of Directors on October 29, 1997. Larson, Allen, Weishair & Company, LLP reports for the last two fiscal years contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, and during such two fiscal year period and the subsequent interim period since then, there have been no disagreements with Larson, Allen, Weishair & Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Larson, Allen, Weishair & Company, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

[C]      Exhibits

         (16) Letter regarding change in certifying accountant.





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                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      CARE FIRST INC.


Dated:  October 29, 1997
                                      By /s/ Jack E. Nugent
                                        ---------------------------------------
                                        Jack E. Nugent, President



                                      By /s/ Tamara J. Austin
                                        ---------------------------------------
                                        Tamara J. Austin, Director of Finance






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                                 EXHIBIT INDEX


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Exhibit No.      Description                                                         Page No.
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
      16                  Letter regarding change in certifying accountant.             5





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